Exhibit 99.3


                         Hydrogen Hybrid Technologies Inc.
                             "Formerly CHEC Rail Inc."

                            Interim Financial Statements

                                    (Unaudited)

                              Expressed In US Dollars

                                 December 31, 2006

                         Hydrogen Hybrid Technologies Inc.

                           (A Development Stage Company)

                            Interim Financial Statements

                                    (Unaudited)

                              Expressed in US Dollars

                                 December 31, 2006

                                      CONTENT

                                                            Page

         Balance Sheets                                      F-2b

         Statements of Operations                            F-3b

         Statements of Stockholder's Equity                  F-4b

         Statements of Cash Flows                            F-5b

         Notes To Financial Statements                       F-6b-7b

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Interim Balance Sheets
As at December 31, 2006 and September 30, 2006 (in US Dollars)(Unaudited)
=============================================================================



Interim Balance Sheets

                                           Dec. 31, 2006  Sep. 30. 2006
-----------------------------------------------------------------------
Assets
Current
Cash                                       $        932   $  1,026,671
Notes receivable (Note 4)                       298,272        302,672
-----------------------------------------------------------------------
                                                299,204      1,329,243
Distribution Rights (Note 5)                  4,254,100      4,254,100
Other Assets                                          -              -
-----------------------------------------------------------------------
                                           $  4,553,304   $  5,583,343
=======================================================================

Liabilities
Current
Accounts payable and accrued liabilities   $    444,503   $  1,496,284
-----------------------------------------------------------------------
                                                444,503      1,496.284


Stockholders' Equity

Capital Stock (Note 8)                               82             82
Special Warrants Subscribed (Note 711)        4,362,784      4,267,973
Deficit, accumulated during development        (258,244)      (180,114)
Accumulated Other Comprehensive Loss              4,179           (802)
-----------------------------------------------------------------------
                                              4,108,801      4,087,139
-----------------------------------------------------------------------

                                           $  4,553,304   $  5,583,343
=======================================================================

Nature of Operations
Contingencies (Note 9)

Approved by the Board _________________________ Director
                                 "Frank Carino"

See accompanying notes to financial statements.

                                   F-2b

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Interim Statements of Operations
For the three months periods ended December 31, 2006 and 2005 (in US Dollars)(Unaudited)
=============================================================================


Interim Statements of Operations


                              Cumulative   Three Months   Three Months
                              Since           ended           ended
                              Inception    Dec. 31, 2006  Dec. 31, 2005
-----------------------------------------------------------------------
Sales                         $    5,193   $      5,193   $          -
-----------------------------------------------------------------------

Expenses

Consulting-management             98,595         80,771              -
General and administrative        31,218          2,552              -
Professional Fees                133,624              -              -
-----------------------------------------------------------------------

Net Loss                      $ (258,244)  $    (78,130)  $          -
=======================================================================

Basic and fully diluted
 net loss per share           $    (.009)  $      (.003)  $          -
=======================================================================

Shares used in computing
 basic and diluted net loss
 per share                    30,000,000     30,000,000     30,000,000
=======================================================================


See accompanying notes to financial statements.


                                   F-3b

Hydrogen Hybrid Technologies inc.
(A Development Stage Company)
Interim Statements of Stockholders Equity
For the three months periods ended December 31, 2006 and 2005 (in US Dollars) (Unaudited)
=============================================================================


Interim Statements of Stockholders Equity

                      Stockholder's Deficiency
     ---------------------------------------------------------

       Common Stock                  Accumulated
     -----------------  Additional     Other
     Number of  No Par   Paid-In    Comprehensive  Accumulated  Comprehensive
       Shares   value    Capital    Income (Loss)    Deficit        (Loss)
-----------------------------------------------------------------------------
Balance
at
January 13,
2005
(date of
Incorporation

Issuance
of Common
Stock for
Cash 30,000,000 $82.00

Foreign
exchange
translation
adjustments
for rate
changes                                                         $          -

Net Loss                                                                   -
                                                                -------------

Comprehensive
Loss                                                            $          -
     ---------------------------------------------------------  -------------

Balance at
September 30,
2005 30,000,000 $82.00

Issuance
of Common
Stock
for
Cash          - $     -

Foreign
exchange
translation
adjustments
for rate
changes                                      (882)              $       (882)

Net
Loss                                                  (180,114)     (180,114)
                                                                -------------

Comprehensive
Loss                                                            $   (180,996)
     ---------------------------------------------------------- -------------

Balance at
September 30,
2006 30,000,000 $82.00  $         - $        (882) $  (180,114)
     ----------------------------------------------------------

Issuance of Common
Stock for
Cash          - $     -

Foreign exchange
 translation
 adjustments
 for rate
 changes                                    4,179               $      4,179
Net Loss                                               (78,130)      (78,130)
                                                                -------------
Comprehensive
Loss                                                            $    (73,951)
     ----------------------------------------------------------

Balance at
December 31,
2006 30,000,000      82           -         3,297     (258,244)
     ----------------------------------------------------------


See accompanying notes to financial statements.


                                     F-4b

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Interim Statements of Cash Flows
For the three months periods ended December 31, 2006 and 2005 (in US Dollars)(Unaudited)
=============================================================================



Interim Statements of Cash Flows


                              Cumulative   Three Months   Three Months
                              Since           ended           ended
                              Inception    Dec. 31, 2006  Dec. 31, 2005
-----------------------------------------------------------------------
Cash flows from operating activities
 Net loss for the year        $  (258,244) $     (78,130) $          -
-----------------------------------------------------------------------

Changes in non-cash working capital items
 Notes receivable                (296,785)         4,400
 Accounts payable end accrued
   Liabilities                  2,540,514      1,051,781         2,149
 Other assets                           -              -        (2,231)
-----------------------------------------------------------------------
                                1,985,485        978,051           (82)

Cash flows from investing activities
 Increase in intellectual
   property & other assets     (4,233,200)             -             -
-----------------------------------------------------------------------
                               (4,233,200)             -             -

Cash flow from financing activity
 Issuance of capital stock             82              -            82
 Issuance of share subscription
   agreements                   4,341,816         94,811             -
-----------------------------------------------------------------------
                                4,341,898         94,811            82

Effect of foreign exchange
 rate changes                                    (46,291)            -
-----------------------------------------------------------------------

Increase (decrease) in cash
 and cash Equivalents during
 the year                             932     (1,025,639)            -

Cash beginning of period                -              -             -
-----------------------------------------------------------------------

Cash at end of period         $       932  $         932  $          -
=======================================================================

Supplemental Disclosure:

Taxes paid                                             -             -
Interest paid                                          -             -
=======================================================================


See accompanying notes to financial statements.

                                     F-5b

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Quarters Ended December 31, 2006 and 2005


Note 1. Basis of Presentation

The accompanying interim financial statements of Hydrogen Hybrid Technologies Inc. (the "Company") are unaudited and have been prepared in accordance with Canadian generally accepted accounting principles ("GAAP") for interim financial statements. Accordingly, they do not include certain disclosures normally included in annual financial statements prepared in accordance with such principles. These interim financial statements were prepared using the same accounting policies as outlined in note 3 to the annual financial statements for the year ended September 30, 2005, and should be read in conjunction with the audited financial statements for the year ended September 30, 2005.

These interim financial statements do not materially differ from United States generally accepted accounting principles ("US GAAP") for interim financial statements.

In preparing these interim financial statements, management was required to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. In the opinion of management, these interim financial statements reflect all adjustments (which include only normal, recurring adjustments) necessary to state fairly the results for the periods presented. Actual results could differ from these estimates and the operating results for the interim period presented is not necessarily indicative of the results expected for the full year.

Note 2. Going concern

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and it has not generated any revenues. In order to obtain the necessary capital, the Company is seeking equity and/or debt financing. The negative equity is the result of this activity and has been financed from the equity raised to date. The negative working capital is a direct result of the Distribution rights purchased from a related party and this position has been rectified subsequent to the date of these financial statements as disclosed within Note 9. If the financing does not provide sufficient capital, some of the Stockholders of the Company have agreed to provide sufficient funds as a loan over the next twelve-month period. However, the Company is dependent upon its ability to secure equity and/or debt financing and there are no assurances that the Company will be successful, without sufficient financing, it would be unlikely for the Company to continue as a going Concern.

                                     F-6b

Hydrogen Hybrid Technologies Inc.
(A Development Stage Company)
Notes to Financial Statements
Quarters Ended December 31, 2Q06 and 2005


Note 3. Distribution Rights

On January 18, 2005, the Company entered into a Distribution Agreement with Canadian Hydrogen Energy Company, Ltd., a Canadian privately owned related company, controlled by the same Stockholders of the Company granting the Distribution Agreement. The Distribution Agreement includes the rights to sell end distribute on-board hydrogen generating and injections systems for the OEM, car and light truck markets globally. As compensation for the rights granted under this agreement the company will pay a total of $4,254,100 in cash and this agreement is effective only at such time as funds have been advanced.

During Q1. a further $1,053,722 had been paid towards the distribution agreement liability, bringing the total paid to $3,829,394 and leaving the balance owing as of 01 at $424,706.


Note 4. Special Warrant Subscriptions

The Company continued its efforts to raise capital through the continued sale of Special Warrants priced at $1.76 per unit. An additional 54,000 warrants were sold with zero transaction costs, netting the company an addition $94,811. This brings the total warrants sold as of Q1 closing to 2,436,745 units at a weighted average price of $1.79 per Special Warrant for an aggregate of $4,362,784. The subscription was closed as of December 31. 2006 and the issuing of the Warrants commenced during February of 2007.


Note 5. Subsequent Events

(i) Subsequent to Q1 reporting, on January 31. 2007, Rosseau Limited Partners, one of the Subscribers to I-IHT, registered an action against HHT, requesting the return of subscribed funds. Legal council has been sought and it is their opinion that this action has no basis for continuation, Management will participate in a discovery process in the near future at which time the company will request an Immediate ruling of cessation.

(ii) On February 21. 2007, the Company made the final payment towards the outstanding 01 balance of $424.706 to Canadian Hydrogen Energy Company, Ltd. The Distribution Agreement has been paid in full and is in full effect.

                                    F-7b